Exhibit 99.1

Aerie Pharmaceuticals Announces Presentations at the 2021 Association for Research in Vision and Ophthalmology (ARVO) Annual Meeting

Durham, N.C., April 28, 2021 – Aerie Pharmaceuticals, Inc. (NASDAQ: AERI), an ophthalmic pharmaceutical company focused on the discovery, development and commercialization of first-in-class therapies for the treatment of patients with open-angle glaucoma, ocular surface diseases and retinal diseases, today announced it will participate and have poster presentations at the virtual Association for Research and Vision in Ophthalmology (ARVO) Annual Meeting, to be held May 1-7, 2021. The posters will highlight topics ranging from additional research findings on netarsudil to potential new product candidates such as the new class of corticosteroid anti-inflammatories.

The following posters are independent research and not sponsored by Aerie Pharmaceuticals:

•	Title: Effect of the rho-kinase inhibitor Netarsudil on established corneal neovascularization in a PAX-6 knockout mouse model

•	Date: Sunday, May 2, 2021

•	Time: 9:00 – 10:45 a.m. Eastern Time

•	Presenter: Timothy Janetos, M.D., Northwestern University Feinberg School of Medicine

•	Title: Adjunctive Use of Netarsudil in Refractory Glaucoma: 1 year Retrospective Analysis

•	Date: Monday, May 3, 2021

•	Time: 11:15 a.m. – 1:00 p.m. Eastern Time

•	Presenter: Vladislav Bekerman, M.D., Rutgers University Medical School Department of Ophthalmology & Visual Science

•	Title: Efficacy of Netarsudil in Veterans with Severe Glaucoma on Maximally Tolerated Medical Therapy

•	Date: Monday, May 3, 2021

•	Time: 11:15 a.m. – 1:00 p.m. Eastern Time

•	Presenter: Reza Kianian, University of California Los Angeles David Geffen School of Medicine

•	Title: Pragmatic usage of Netarsudil: A Retrospective Chart Review from a Tertiary Care Center

•	Date: Tuesday, May 4, 2021

•	Time: 10:15 a.m. – 12:00 noon Eastern Time

•	Presenter: Nate Goergen, Ph.D., University of Nebraska Medical Center

•	Title: Effect of Rho-kinase Inhibition on a Patient-Derived Model of Proliferative Vitreoretinopathy

•	Date: Wednesday, May 5, 2021

•	Time: 9:00 – 10:45 a.m. Eastern Time

•	Presenter: Leslie Ramos, Schepens Eye Research Institute of Massachusetts Eye and Ear

•	Title: Efficacy of Netarsudil as an Additional Therapy for Glaucoma in Patients Already on Maximally Tolerated Medical Therapy

•	Date: Wednesday, May 5, 2021

•	Time: 2:45 – 4:30 p.m. Eastern Time

•	Presenter: Natacha Villega, M.D., Stanford University

The following posters are sponsored by Aerie Pharmaceuticals:

•	Title: Novel Corticosteroid Class Reduces Inflammation and Lowers IOP in Animal Models

•	Date: Wednesday, May 5, 2021

•	Time: 2:45 – 4:30 p.m. Eastern Time

•	First author: Kevin Carbajal, Ph.D., Aerie Pharmaceuticals

•	Title: Ocular Pharmacokinetics of a Novel Class of Corticosteroids with ROCK Inhibitory Activity and Potential for Reduced Steroid-Associated Risks

•	Date: Wednesday, May 5, 2021

•	Time: 2:45 – 4:30 p.m. Eastern Time

•	First author: Maria Zaretskaia, M.D., Aerie Pharmaceuticals

•	Title: The Synthesis and Testing of Rho Kinase Inhibitors Reversibly Coupled to Corticosteroids for the Treatment of Ocular Inflammatory Diseases

•	Date: Friday, May 7, 2021

•	Time: 2:15 – 4:00 p.m. Eastern Time

•	First author: Mitchell deLong, Ph.D., Aerie Pharmaceuticals

In addition, Casey Kopczynski, Ph.D., Aerie’s Chief Scientific Officer, will participate in a Mini-Symposium entitled “Rho Kinase Inhibitors, a New Class of Treatment for Glaucoma and Corneal Disease” that will take place on Wednesday, May 5, 2021 from 5:00 – 6:45 p.m. Eastern Time. His podium presentation entitled “Clinical experience with netarsudil, a new class of glaucoma drug targeting trabecular outflow” will be from 5:07 – 5:20 p.m. Eastern Time.

About Aerie Pharmaceuticals, Inc.

Aerie is an ophthalmic pharmaceutical company focused on the discovery, development and commercialization of first-in-class therapies for the treatment of patients with open-angle glaucoma, ocular surface diseases and retinal diseases. Aerie’s first product, Rhopressa® (netarsudil ophthalmic solution) 0.02%, a once-daily eye drop approved by the U.S. Food and Drug Administration (FDA) for the reduction of elevated intraocular pressure (IOP) in patients with open-angle glaucoma or ocular hypertension, was launched in the United States in April 2018. In clinical trials of Rhopressa®, the most common adverse reactions were conjunctival hyperemia, corneal verticillata, instillation site pain, and conjunctival hemorrhage. More information about Rhopressa®, including the product label, is available at www.rhopressa.com. Aerie’s second product for the reduction of elevated IOP in patients with open-angle glaucoma or ocular hypertension, Rocklatan® (netarsudil and latanoprost ophthalmic solution) 0.02%/0.005%, the first and only fixed-dose combination of Rhopressa® and the widely-prescribed PGA (prostaglandin analog) latanoprost, was launched in the United States in May 2019. In clinical trials of Rocklatan®, the most common adverse reactions were conjunctival hyperemia, corneal verticillata, instillation site pain, and conjunctival hemorrhage. More information about Rocklatan®, including the product label, is available at www.rocklatan.com. Aerie continues to focus on global expansion and the development of additional product candidates and technologies in ophthalmology, including for wet age-related macular degeneration and diabetic macular edema. More information is available at www.aeriepharma.com.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “exploring,” “pursuing” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements in this release include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: the duration and severity of the coronavirus disease (COVID-19) outbreak, including the impact on our clinical and commercial operations, demand for our products and financial results and condition of our global supply chains; our expectations regarding the commercialization and manufacturing of Rhopressa®, Rocklatan®, Rhokiinsa® and Roclanda® or any product candidates, or other future product candidates, including the timing, cost or other aspects of their commercial launch; our commercialization, marketing, manufacturing and supply management capabilities and strategies in and outside of the United States; the success, timing and cost of our ongoing and anticipated preclinical studies and clinical trials for Rhopressa® and Rocklatan®, with respect to regulatory approval outside of the United States, and any product candidates, or future product candidates, including statements regarding the timing of initiation and completion of the studies and trials; our expectations regarding the effectiveness of Rhopressa®, Rocklatan®, Rhokiinsa®, Roclanda® or any product candidates, or other future product candidates; the timing of and our ability to request, obtain and maintain FDA or other regulatory authority approval of, or other action with respect to, as applicable, Rhopressa®, Rocklatan® or any product candidates, preclinical implants or future product candidates; the potential advantages of Rhopressa® and Rocklatan® or any product candidates or future product candidates; our plans to pursue development of additional product candidates and technologies; our plans to explore possible uses of our existing proprietary compounds beyond glaucoma, including development of our retina program; our ability to protect our proprietary technology and enforce our intellectual property rights or to develop new intellectual property; and our expectations regarding strategic operations, including our ability to in-license or acquire additional ophthalmic products, product candidates or technologies. In particular, FDA and European Medicines Agency (EMA) approval of Rhopressa® and Rocklatan® do not constitute regulatory approval of Rhopressa® and Rocklatan® in other jurisdictions, and there can be no assurance that we will receive regulatory approval for Rhopressa® and Rocklatan® in such other jurisdictions, including Japan’s PMDA. In addition, FDA approval of Rhopressa® and Rocklatan® do not constitute FDA approval of our product candidates, or any future product candidates, and there can be no assurance that we will receive FDA approval for our product candidates or any future product candidates. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, industry change and other factors beyond our control, and depend on regulatory approvals and economic and other environmental circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. We discuss many of these risks in greater detail under the heading “Risk Factors” in the quarterly and annual reports that we file with the Securities and Exchange Commission (SEC). Forward-looking statements are not guarantees of future performance and our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this press release. Any forward-looking statements that we make in this press release speak only as of the date of this press release. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

Contact:

Media: Tad Heitmann 949-526-8747; theitmann@aeriepharma.com

Investors: Ami Bavishi 908-947-3949; abavishi@aeriepharma.com

Source: Aerie Pharmaceuticals, Inc.